UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2021

INCYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-12400 (Commission File Number)	94-3136539 (I.R.S. Employer Identification No.)

1801 Augustine Cut-Off
Wilmington, DE	19803
(Address of principal executive offices)	(Zip Code)

(302) 498-6700

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value per share	INCY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2010 Amended and Restated Stock Incentive Plan Amendments

At the Annual Meeting of Stockholders of Incyte Corporation (the “Company”) held on May 26, 2021 (the “Annual Meeting”), the stockholders of the Company approved the following amendments to the Company’s Amended and Restated 2010 Stock Incentive Plan (the “Plan”): (a) an increase in the number of shares available for issuance under the Plan by 9,500,000 shares, from 44,453,475 shares to 53,953,475 shares, (b) extend the termination date of the Plan from June 30, 2021 to June 30, 2026 and (c) change the automatic grants of equity awards to outside (non-employee and non-consultant) directors to provide that such directors will receive annual grants with an aggregate grant date fair value to be determined at the discretion of the Company’s board of directors, provided that such value does not exceed $500,000, and to change the mix of such annual grants from 75% stock options and 25% restricted stock units to 60% stock options and 40% restricted stock units. A copy of the Plan, as amended and restated on May 13, 2021 and including the amendments approved by the stockholders, is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following actions were taken at the Annual Meeting:

1.	The following Directors were elected:

	For	Against	Abstain	Broker Non- Votes
Julian C. Baker	177,365,394	12,500,019	41,822	10,876,335
Jean-Jacques Bienaimé	183,659,510	6,170,541	77,184	10,876,335
Paul J. Clancy	186,012,358	3,820,486	74,391	10,876,335
Wendy L. Dixon	186,745,011	3,082,584	79,640	10,876,335
Jacqualyn A. Fouse	187,616,292	2,210,665	80,278	10,876,335
Edmund P. Harrigan	188,646,843	1,183,427	76,965	10,876,335
Katherine A. High	188,356,062	1,471,490	79,683	10,876,335
Hervé Hoppenot	179,673,534	8,848,103	1,385,598	10,876,335

2.	The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis.

For	Against	Abstain	Broker Non-Votes
175,778,841	14,039,038	89,356	10,876,335

3.	The amendments to the Company’s Amended and Restated 2010 Stock Incentive Plan were approved.

For	Against	Abstain	Broker Non-Votes
168,346,598	21,469,876	90,761	10,876,335

4.	The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year was ratified.

For	Against	Abstain
195,782,434	4,883,155	117,981

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

10.1	Amended and Restated 2010 Stock Incentive Plan, as amended and restated on May 13, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2021

INCYTE CORPORATION

By:	/s/ Maria E. Pasquale
Maria E. Pasquale
Executive Vice President and
General Counsel